Exhibit 99.2
MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
THIRD QUARTER
2007
EQUITY INCOME FROM AFFILIATES (millions of dollars)

	3Q `07	3Q `06	YTD 2007	YTD 2006
MERCK / SCHERING-PLOUGH	$(480.9)	$(350.1)	$(1,293.1)	$(858.1)
ASTRAZENECA LP	(181.2)	(173.7)	(608.3)	(602.6)
Other (1)	(106.4)	(71.6)	(278.8)	(249.5)

TOTAL	$(768.5)	$(595.4)	$(2,180.2)	$(1,710.2)

(1) Primarily reflects results for Merial Limited, and joint ventures with Sanofi Pasteur and Johnson & Johnson.
JOINT VENTURE SALES DETAIL (millions of dollars)
All sales reported here are end-market JV sales, presented on a “NET” basis.

Merial	3Q `07	3Q `06	YTD 2007	YTD 2006
IVOMEC, HEARTGARD, other avermectins	$112.8	$111.5	$366.7	$362.0
FRONTLINE	241.7	217.1	866.1	732.6
BIOLOGICALS	162.0	143.5	472.8	435.6
Other Animal Health	66.7	61.4	192.0	175.4

TOTAL MERIAL SALES	$583.2	$533.5	$1,897.6	$1,705.6

Sanofi Pasteur-MSD	3Q `07	3Q `06	YTD 2007	YTD 2006
HEPATITIS VACCINES	$18.0	$17.8	$53.9	$54.3
VIRAL VACCINES	20.7	24.9	65.0	69.6
Other Vaccines (1)	400.6	187.0	780.0	455.6

TOTAL SANOFI PASTEUR-MSD SALES	$439.3	$229.7	$898.9	$579.5

(1)	Includes sales of Gardasil of $137.0 million in 3Q07 and $245.0 million for the first nine months of 2007.

Merck / Schering-Plough Collaboration	3Q `07	3Q `06	YTD 2007	YTD 2006
VYTORIN	$693.0	$526.6	$2,003.2	$1,402.4
ZETIA	607.0	501.9	1,728.5	1,392.7

TOTAL MERCK / SCHERING-PLOUGH SALES	$1,300.0	$1,028.5	$3,731.7	$2,795.1
OTHER (INCOME) EXPENSE, NET (millions of dollars)

	3Q `07	3Q `06	YTD 2007	YTD 2006
INTEREST INCOME	$(186.9)	$(195.0)	$(540.9)	$(564.6)
INTEREST EXPENSE	91.5	87.7	297.2	277.8
EXCHANGE GAINS	(8.3)	(11.5)	(39.8)	(4.5)
MINORITY INTERESTS	30.6	30.7	92.0	90.7
Other, net	(107.8)	(46.6)	(329.7)	(104.8)

TOTAL	$(180.9)	$(134.7)	$(521.2)	$(305.4)

Exhibit 99.2
MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
THIRD QUARTER
2007
NET PRODUCT SALES DETAIL (millions of dollars)

	3Q `07 vs. 3Q `06
	TOTAL	TOTAL	U.S.	U.S.	Foreign	Foreign
PRODUCT	% CHG	$	% CHG	$	% CHG	$
COZAAR / HYZAAR	—	814	-6%	301	4%	513
FOSAMAX	-6%	725	-5%	471	-8%	254
SINGULAIR	17%	1,018	14%	718	27%	300
ZOCOR	-41%	218	-64%	55	-26%	163
Vaccines:
GARDASIL	*	418	*	328	*	91
ROTATEQ	*	171	*	161	*	10
ZOSTAVAX	*	61	*	61	N/A	—
OTHER VIRAL VACCINES (1)	73%	428	78%	412	2%	16
HEPATITIS VACCINES	—	68	4%	57	-18%	11
OTHER VACCINES	-1%	97	-4%	79	17%	18
Other Reported Products:
AGGRASTAT	-5%	21	N/A	—	-5%	21
ARCOXIA	15%	76	N/A	—	15%	76
CANCIDAS	6%	135	-25%	34	24%	101
COSOPT / TRUSOPT	3%	197	-7%	86	13%	111
CRIXIVAN / STOCRIN	-13%	72	-28%	5	-12%	67
EMEND	20%	49	3%	33	84%	16
INVANZ	36%	50	22%	27	57%	23
JANUVIA	*	185	*	171	*	14
JANUMET	*	19	*	17	*	1
MAXALT	19%	125	22%	86	13%	39
PRIMAXIN	2%	186	-15%	47	10%	139
PROPECIA	12%	99	4%	38	17%	61
PROSCAR	-30%	90	-77%	8	-13%	82
TIMOPTIC / TIMOPTIC XE	-7%	28	-17%	2	-7%	27
VASOTEC / VASERETIC	-11%	119	N/A	—	-11%	119
ZOLINZA	*	3	*	3	N/A	—

*	100% or over

N/A	- Not Applicable

(1)	- Includes ProQuad, M-M-R II and Varivax.

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	3Q '07	% CHG.	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$6,074	12%	9	1	2
U.S. ($ MM)	3,767	16%	12	4	N/A
Foreign ($ MM)	2,307	7%	5	-3	5

Exhibit 99.2
MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
SEPTEMBER YEAR-TO-DATE
2007
NET PRODUCT SALES DETAIL (millions of dollars)

	SEPTEMBER YTD `07 vs. SEPTEMBER YTD `06
	TOTAL	TOTAL	U.S.	U.S.	Foreign	Foreign
PRODUCT	% CHG	$	% CHG	$	% CHG	$
COZAAR / HYZAAR	7%	2,459	10%	907	5%	1,552
FOSAMAX	-4%	2,253	—	1,460	-10%	793
SINGULAIR	19%	3,112	16%	2,196	25%	916
ZOCOR	-73%	654	-93%	128	-24%	527
Vaccines:
GARDASIL	*	1,141	*	925	*	216
ROTATEQ	*	375	*	357	*	18
ZOSTAVAX	*	151	*	151	N/A	—
OTHER VIRAL VACCINES (1)	73%	1,018	83%	966	-14%	52
HEPATITIS VACCINES	21%	219	28%	185	-5%	34
OTHER VACCINES	29%	285	21%	213	61%	72
Other Reported Products:
AGGRASTAT	-4%	65	N/A	—	-4%	65
ARCOXIA	28%	245	N/A	—	28%	245
CANCIDAS	2%	403	-37%	107	31%	296
COSOPT / TRUSOPT	11%	575	12%	254	10%	321
CRIXIVAN / STOCRIN	-4%	230	-15%	16	-3%	214
EMEND	51%	144	37%	101	*	43
INVANZ	39%	137	29%	76	55%	62
JANUVIA	*	415	*	391	*	25
JANUMET	*	43	*	41	*	2
MAXALT	16%	341	19%	230	9%	112
PRIMAXIN	9%	568	3%	159	11%	410
PROPECIA	18%	293	5%	113	27%	179
PROSCAR	-34%	328	-75%	54	-2%	274
TIMOPTIC / TIMOPTIC XE	-6%	88	-13%	6	-6%	82
VASOTEC / VASERETIC	-10%	369	N/A	—	-10%	369
ZOLINZA	*	8	*	8	N/A	—

*	100% or over

N/A	- Not Applicable

(1)	- Includes ProQuad, M-M-R II and Varivax.

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	SEP YTD `07	% CHG.	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$17,955	8%	6	—	2
U.S. ($ MM)	10,969	9%	7	3	N/A
Foreign ($ MM)	6,986	6%	5	-3	5